Exhibit 99.1 Vantage Drilling Company Global Energy and Power Leveraged Finance Conference New York, NY May 14, 2013

Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.
Forward-Looking Statements

Symbol:
VTG (NYSE AMEX)
Location:
HQ – Houston; Operations – Singapore; Marketing – Dubai
Market Cap:
$500 million ($1.67per share)
Book Value:
$568 million ($1.93 per share)
Enterprise Value:
$2.7 billion
Employees:
> 1,000
Contract Backlog:
approximately $3.0 billion
Owned Fleet:
4 Ultra-Premium Jackups (operating in SE Asia & West Africa)
2 Ultra-Deepwater Drillships (operating offshore India & GOM)
1 Ultra-Deepwater Drillship (commissioning – Q2 2013 delivery)
1 approximately 42% owned Ultra-Deepwater Drillship (under construction – Q4 2015)
Managed Fleet:
1 Ultra-Deepwater Drillship (under construction)
1 Ultra-Premium Jackup (mobilized and preparing for commencement)
3 Ultra-Premium Jackups (construction – deliveries 2013 through 2015)
Corporate Overview

- Awarded 2-year contract in West Africa (Moho Nord development) for ***Tungsten Explorer*** commencing in the 2nd quarter 2014, plus four 6-month options; approximately $468 million of backlog over the initial 2-year term.

- Ordered ***Palladium Explorer*** (42% VTG-owned) – Ultra-deepwater drillship; November 2015 delivery

- Vantage was appointed as manager for 6 newbuild high-specification jackups for operations in Mexico.

- ***Refinanced Balance Sheet*** with –

• 5 yr Term Loan, LIBOR + 500 BPS	$ 500 mil
• 6 yr Term Loan, LIBOR + 425 BPS	350 mil
• 7 yr Senior Notes, 7.5%	1,150 mil
• 10 yr Senior Notes, 7.125%	775 mil
(Avg. Interest ≈ 6.9%)	$2,775 mil

- Impact of Refinancing
  - ***Lowered borrowing costs*** about 460 BPS saving ≈ $90 million/year in interest
  - Much longer and staggered maturities
  - $850 million of ***"prepayable" debt***

VANTAGE
DRILLING COMPANY

Recent Developments 4

Right
People
Right
Assets
Shareholder
Value
Right
Financial
Structure
Right
Customers

VANTAGE
DRILLING COMPANY

Vantage Strategic Focus

To provide the long-term
value to our shareholders,
we must first invest in the
right people
and the
right
assets
to pursue the
business opportunities.  The
right customers
have the
long-term business
opportunities that provide
the sound cash flow
necessary to achieve the
right financial structure for
our shareholders.

• Industry leading safety record – in 2012, we completed over 2.2 million man-hours with 0 lost time incidents,
• Jack-up fleet has achieved approximately 99% productive time over the first 48 months of operations.  Each jack-up construction project was completed on-time and on budget.
• Enhanced business opportunities as Vantage has been selected to manage 3  party shipyard projects and operations.
• We are leveraging our technical expertise to manage 6 ultra-high specification jack-ups for service in Mexico without making a financial investment.
• We are investing in leading-edge training programs –
• CARE – Competency Assurance with Results and Effectiveness
• GOLD – Global Operations Leadership Development Program
Right People

Our senior management team averages over 29 years of
Industry experience.  The cornerstones of our corporate culture are safety and professionalism.
rd

Right Assets

We have built a fleet of new, premium assets that our customers demand now and for the future.
Premium high-specification drilling units, including four
jackup rigs and three drillships. Total costs of owned fleet of approximately $3.2 billion.
High-specification drillships combined with deep in-house
technical team, has allowed us to compete for ultra-deepwater projects; the
Platinum Explorer
and
Titanium Explorer
have
worked in 9,300+ and 8,800+ feet of water, respectively.
Recently ordered
Palladium
Explorer,
a 7 generation, dual-
activity UDW drillship equipped with (2) seven-ram BOP’s and
12,000 feet of riser
th

Emerald Driller

Sapphire Driller

Topaz Driller

Aquamarine Driller

Mexican Operator

Platinum Explorer

Titanium Explorer

Tungsten Explorer

Palladium Explorer

Dalian Developer

Owned Assets
• Delivered On-Time, On-
Budget - December 2008
• Hired by Financial Institution to
provide shipyard oversight
following bid process
• 3 newbuild project at DSME
• Leverages shipyard experience
• Favorable costs and delivery
schedule
• Delivery Q2 2013
Premium Fleet with a Proven Track Record

• 2 Successful newbuild at
DSME
• Delivery April 2012
• On Contract in GoM
Management Projects
Newbuild Ultra-Premium Marine Pacific Class 375 Jackups
Ultra-Deepwater 12,000 ft Drillships
• Delivered On-Time, On-
Budget - November 2010
• Delivered On-Time, On-
Budget - July 2009
• Delivered On-Time, On-
Budget - December 2009
• Delivered On-Time, On-
Budget - September 2009
Ultra-Deepwater Drillship
• Newbuild project at STX
Offshore
• 7  generation dual-BOP,
dual-derrick
• Delivery Q4 2015
6 Ultra-Premium Jackups
• Hired by newly formed
drilling company to
manage fleet
nd
rd
th

- 15% of today's jackups are mat-supported and/or have less than 200ft of water depth capability
- 66% of today's jackups are 25 years or older
- As of January 2013 a total of 65 rigs were either stacked, cold stacked, or in an accommodation mode without drilling contract
- *How many will not return to service?*

# of fields on stream (5000 ft+)
0
20
40
60
80
100
120
140
2000
2002
2004
2006
2008
2010
2012
2014

Drilling (rig-years)
0
50
100
150
200
250
300
2011
2012
2013
2014
2015
2016
Deepwater demand
Ultra-deepwater demand
Deepwater Supply
Ultra-deepwater Supply

VANTAGE
DRILLING COMPANY

Strong Demand for Assets
Jackup Market –
Significant Replacement Cycle
Deepwater and Ultra-deepwater
Markets – Growth Cycle

Demand is Likely to Exceed Rig Supply
Source: ODS-Petrodata, DnB NOR
Age Rigs % % 300+ 200-299 <200
25 years or older 316 66% 56% 153 113 50
5 to 24 years 89 19% 16% 82 2 5
0 to 4 years 76 16% 13% 66 7 3
481 100% 301 122 58
2013 Deliveries 54 9% 53 1 0
2014 Deliveries 26 5% 23 3 0
2015 Deliveries 8 1% 5 2 1
569 100% 382 128 59
Age of Jackup Fleet Water Depth (feet)
Capabilities and age –
The current worldwide fleet is
comprised mostly of older, inefficient rigs

ओएनजीसी
ONGC

TOTAL

BR
PETROBRAS

PETRONAS

PTTEP

VANTAGE
DRILLING COMPANY

Right Customers

We have focused our marketing efforts on customers with long-term drilling requirements with the opportunity for long-term contracts.
All of our jack-ups are currently working for
repeat
customers.
We currently have over
$3.0 billion of
backlog.
We have continuously improved our customer
satisfaction ratings, based on direct surveys.

Ownership %
Rig
2012
2013
2014
Q1
Q2
Q3
Q4
Jackups
Emerald Driller
100%
$130,000
$156,000 (2 years)
Sapphire Driller
100%
$120,000 (net of taxes)
$165,000 (net)
Aquamarine Driller
100%
$132,000
$153,000
Topaz Driller
100%
$187,000 (incl. upgrades and mobilization)
$155,000
$155,000 (18 mos. - Indonesia)
Drillships
Platinum Explorer
100%
$590,000 (5 years)
Titanium Explorer
100%
$572,000 (8 years)[2]
Tungsten Explorer
100%
Ongoing spot market negotiations
$641,000 (2 years firm)
Contracted
Option Contract
Commissioning / Mobilization /
Construction

VANTAGE DRILLING COMPANY

(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract. Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.
Customers Provide Strong Backlog

Customer backlog of approximately $3.0 Billion provides visibility to cash flows

Right Financial Structure

Our financial leverage is counter-balanced by a strong contract backlog and long-term visibility of cash flows.
We have refinanced our senior debt –
Staggered maturities through 2023,
Added flexibility to pre-pay debt without premiums,
Reduced annual cash interest costs by approximately $90
million,
and
Financed the remaining payments for the Tungsten
Explorer.
We have expanded our fleet with limited equity exposure –
Palladium Explorer investment (42%) limits pre-delivery equity exposure to
$31 million.
Management contracts with Mexico-based rig owner to provide construction oversight and rig operations management for 6  new high specification jack-
ups expands fleet with no initial equity investment.

Majority of Projected EBITDA is Contracted
$600.0
$400.0
$200.0
$-
$(200.0)
Actual
Projected
2011
2012
2013
2014
2015
Contracted
Uncontracted
Net Income

VANTAGE DRILLING COMPANY

Strong Growing Cash Flow to Service Debt

Long-term contracts provide visibility to cash flow to support existing leverage.
Investments made to-date generating favorable returns for the future.
With the deployment of the Tungsten Explorer
later this year, Vantage will have a full run rate for
its fleet in 2014 and target 2014 metrics –
Return on Capital Employed: 11% to 13%
Net Debt to EBITDA: 4.8X to  5.0X
EBITDA per Share: $1.65 to $1.80
EPS per Share: $.35 to $.40,
or greater

Strategic Focus
Near Term
Debt Refinancing – DONE
Titanium Explorer back to full day rate –
DONE
• Tungsten Explorer contract commencing
with shipyard delivery (“gap period”) –
PENDING
•
Sapphire Driller Contracts –
(a) continuity
with existing (Rialto replacement); (b) long-
term follow on job – BOTH PENDING
•
Deployment & startup of Tungsten Explorer –
resulting in EBITDA run-rate > $500 million;
dramatically increasing profitability
• Deployment of Palladium Explorer – Nov.
2015 (42% VTG)
• Add UDW asset (partial to full ownership)?
• Accelerating reduction of debt / improved debt
statistics and rating
•
Begin to return capital to shareholders

Next Steps